UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     April 13, 2022

BMO 2022-C1 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0001903688)

BMO Commercial Mortgage Securities LLC

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001861132)

Bank of Montreal

(Central Index Key number: 0000927971)

KeyBank National Association

(Central Index Key number: 0001089877)

Starwood Mortgage Capital LLC

(Central Index Key number 0001548405)

SSOF SCRE AIV, L.P.

(Central Index Key number: 0001878059)

German American Capital Corporation

(Central Index Key number: 0001541294)

(Exact name of sponsors as specified in their charters)

Delaware	333-255934-01	86-2713125
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

151 West 42nd Street
New York, New York		10036
(Address of principal executive offices of depositor)		(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 885-4000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 28, 2022 (the “Closing Date”), BMO 2022-C1 Mortgage Trust (the “Issuing Entity”) issued the BMO 2022-C1 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2022-C1, pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2022 (the “Pooling and Servicing Agreement”), between BMO Commercial Mortgage Securities LLC, as depositor, KeyBank National Association, as master servicer, CWCapital Asset Management, Situs Holdings, LLC and KeyBank National Association, each as a special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Computershare Trust Company, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee. The Pooling and Servicing Agreement was filed as Exhibit 4.1 to the Current Report on Form 8-K/A with respect to the Issuing Entity filed with the Securities and Exchange Commission (the “Commission”) on March 7, 2022 under Commission File Number 333-255934-01. Unless otherwise provided herein, capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

As of the Closing Date, (i) the Loan Combination (the “IPCC National Storage Portfolio XV Loan Combination”) relating to the Mortgage Loan identified on the Mortgage Loan Schedule as IPCC National Storage Portfolio XV (the “IPCC National Storage Portfolio XV Mortgage Loan”) and (ii) the Loan Combination (the “2 Riverfront Plaza Loan Combination” and, together with the IPCC National Storage Portfolio XV Loan Combination, the “Servicing Shift Loan Combinations”) relating to the Mortgage Loan identified on the Mortgage Loan Schedule as 2 Riverfront Plaza (the “2 Riverfront Plaza Mortgage Loan” and, together with the IPCC National Storage Portfolio XV Mortgage Loan, the “Servicing Shift Mortgage Loans”) were required to be serviced and administered pursuant to the Pooling and Servicing Agreement.

On April 13, 2022, the respective Servicing Shift Lead Notes relating to the Servicing Shift Loan Combinations were contributed to the commercial mortgage securitization transaction (the “BBCMS 2022-C15 Securitization”) involving the issuance of the BBCMS 2022-C15 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2022-C15 (the “BBCMS 2022-C15 Certificates”). Upon the issuance of the BBCMS 2022-C15 Certificates, the servicing and administration of the Servicing Shift Loan Combinations is required to be transferred from the Pooling and Servicing Agreement to the pooling and servicing agreement governing the issuance of the BBCMS 2022-C15 Certificates, dated as of April 1, 2012 (the “BBCMS 2022-C15 Pooling and Servicing Agreement”), between Barclays Commercial Mortgage Securities LLC, as depositor (the “BBCMS 2022-C15 Depositor”), Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator, paying agent and custodian, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

The BBCMS 2022-C15 Pooling and Servicing Agreement, in the form most recently filed with the Commission by or on behalf of the BBCMS 2022-C15 Depositor, is attached hereto as Exhibit 4.1.

The servicing terms of the BBCMS 2022-C15 Pooling and Servicing Agreement applicable to the servicing of the Servicing Shift Mortgage Loans are substantially similar to the servicing terms of the Pooling and Servicing Agreement, as described in the section captioned “The Pooling and Servicing Agreement” in the Prospectus (the “Prospectus”) with respect to the Issuing Entity filed on February 28, 2021 pursuant to Rule 424(b)(2) under Commission File Number 333-255934-01, but may differ in certain respects as discussed in the subsection captioned “The Pooling and Servicing Agreement—Servicing of the Outside Serviced Mortgage Loans” in the Prospectus.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 4.1	BBCMS 2022-C15 Pooling and Servicing Agreement

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 19, 2022	BMO COMMERCIAL MORTGAGE
SECURITIES LLC

	By:	/s/ Paul Vanderslice
Name: Paul Vanderslice
Title: Chief Executive Officer

BMO 2022-C1 – Form 8-K